Exhibit 1(ee)

FAM VARIABLE SERIES FUNDS, INC.

ARTICLES OF AMENDMENT TO ARTICLES SUPPLEMENTARY

FAM Variable Series Funds, Inc., a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessment and Taxation of Maryland that:

FIRST:The Articles Supplementary of the Corporation classifying the capital stock of the Corporation are hereby amended by renaming the applicable issued and unissued shares of capital stock of the Corporation as set forth below:

Current Name of Portfolio	New Name of Portfolio
Merrill Lynch American Balance V.I. Fund Class I Common Stock	Mercury American Balance V.I. Fund Class I Common Stock
Merrill Lynch American Balanced V.I. Fund Class II Common Stock	Mercury American Balanced V.I. Fund Class II Common Stock
Merrill Lynch American Balanced V.I. Fund Class II Common Stock	Mercury American Balanced V.I. Fund Class III Common Stock
Merrill Lynch Basic Value V.I. Fund Class I Common Stock	Mercury Basic Value V.I. Fund Class I Common Stock
Merrill Lynch Basic Value V.I. Fund Class II Common Stock	Mercury Basic Value V.I. Fund Class II Common Stock
Merrill Lynch Basic Value V.I. Fund Class III Common Stock	Mercury Basic Value V.I. Fund Class III Common Stock
Merrill Lynch Core Bond V.I. Fund Class I Common Stock	Mercury Core Bond V.I. Fund Class I Common Stock
Merrill Lynch Core Bond V.I. Fund Class II Common Stock	Mercury Core Bond V.I. Fund Class II Common Stock
Merrill Lynch Core Bond V.I. Fund Class III Common Stock	Mercury Core Bond V.I. Fund Class III Common Stock
Merrill Lynch Developing Capital Markets V.I. Fund Class I Common Stock	Mercury Developing Capital Markets V.I. Fund Class I Common Stock
Merrill Lynch Developing Capital Markets V.I. Fund Class II Common Stock	Mercury Developing Capital Markets V.I. Fund Class II Common Stock
Merrill Lynch Developing Capital Markets V.I. Fund Class III Common Stock	Mercury Developing Capital Markets V.I. Fund Class III Common Stock
Merrill Lynch Domestic Money Market V.I. Fund Class I Common Stock	Mercury Domestic Money Market V.I. Fund Class I Common Stock
Merrill Lynch Domestic Money Market V.I. Fund Class II Common Stock	Mercury Domestic Money Market V.I. Fund Class II Common Stock
Merrill Lynch Domestic Money Market V.I. Fund Class III Common Stock	Mercury Domestic Money Market V.I. Fund Class III Common Stock
Merrill Lynch Focus Twenty V.I. Fund Class I Common Stock	Mercury Focus Twenty V.I. Fund Class I Common Stock
Merrill Lynch Focus Twenty V.I. Fund Class II Common Stock	Mercury Focus Twenty V.I. Fund Class II Common Stock
Merrill Lynch Focus Twenty V.I. Fund Class III Common Stock	Mercury Focus Twenty V.I. Fund Class III Common Stock
Merrill Lynch Fundamental Growth V.I. Fund Class I Common Stock	Mercury Fundamental Growth V.I. Fund Class I Common Stock
Merrill Lynch Fundamental Growth V.I. Fund Class II Common Stock	Mercury Fundamental Growth V.I. Fund Class II Common Stock
Merrill Lynch Fundamental Growth V.I. Fund Class III Common Stock	Mercury Fundamental Growth V.I. Fund Class III Common Stock
Merrill Lynch Global Allocation V.I. Fund Class I Common Stock	Mercury Global Allocation V.I. Fund Class I Common Stock
Merrill Lynch Global Allocation V.I. Fund Class II Common Stock	Mercury Global Allocation V.I. Fund Class II Common Stock
Merrill Lynch Global Allocation V.I. Fund Class III Common Stock	Mercury Global Allocation V.I. Fund Class III Common Stock
Merrill Lynch Global Bond V.I. Fund Class I Common Stock	Mercury Global Bond V.I. Fund Class I Common Stock
Merrill Lynch Global Bond V.I. Fund Class II Common Stock	Mercury Global Bond V.I. Fund Class II Common Stock
Merrill Lynch Global Bond V.I. Fund Class III Common Stock	Mercury Global Bond V.I. Fund Class III Common Stock
Merrill Lynch Global Growth V.I. Fund Class I Common Stock	Mercury Global Growth V.I. Fund Class I Common Stock
Merrill Lynch Global Growth V.I. Fund Class II Common Stock	Mercury Global Growth V.I. Fund Class II Common Stock
Merrill Lynch Global Growth V.I. Fund Class III Common Stock	Mercury Global Growth V.I. Fund Class III Common Stock
Merrill Lynch Government Bond V.I. Fund Class I Common Stock	Mercury Government Bond V.I. Fund Class I Common Stock
Merrill Lynch Government Bond V.I. Fund Class II Common Stock	Mercury Government Bond V.I. Fund Class II Common Stock
Merrill Lynch Government Bond V.I. Fund Class III Common Stock	Mercury Government Bond V.I. Fund Class III Common Stock
Merrill Lynch High Current Income V.I. Fund Class I Common Stock	Mercury High Current Income V.I. Fund Class I Common Stock
Merrill Lynch High Current Income V.I. Fund Class II Common Stock	Mercury High Current Income V.I. Fund Class II Common Stock
Merrill Lynch High Current Income V.I. Fund Class III Common Stock	Mercury High Current Income V.I. Fund Class III Common Stock
Merrill Lynch Index 500 V.I. Fund Class I Common Stock	Mercury Index 500 V.I. Fund Class I Common Stock
Merrill Lynch Index 500 V.I. Fund Class II Common Stock	Mercury Index 500 V.I. Fund Class II Common Stock
Merrill Lynch Index 500 V.I. Fund Class III Common Stock	Mercury Index 500 V.I. Fund Class III Common Stock
Merrill Lynch International Value V.I. Fund Class I Common Stock	Mercury International Value V.I. Fund Class I Common Stock
Merrill Lynch International Value V.I. Fund Class II Common Stock	Mercury International Value V.I. Fund Class II Common Stock
Merrill Lynch International Value V.I. Fund Class III Common Stock	Mercury International Value V.I. Fund Class III Common Stock
Merrill Lynch Large Cap Core V.I. Fund Class I Common Stock	Mercury Large Cap Core V.I. Fund Class I Common Stock
Merrill Lynch Large Cap Core V.I. Fund Class II Common Stock	Mercury Large Cap Core V.I. Fund Class II Common Stock
Merrill Lynch Large Cap Core V.I. Fund Class III Common Stock	Mercury Large Cap Core V.I. Fund Class III Common Stock
Merrill Lynch Large Cap Growth V.I. Fund Class I Common Stock	Mercury Large Cap Growth V.I. Fund Class I Common Stock
Merrill Lynch Large Cap Growth V.I. Fund Class II Common Stock	Mercury Large Cap Growth V.I. Fund Class II Common Stock
Merrill Lynch Large Cap Growth V.I. Fund Class III Common Stock	Mercury Large Cap Growth V.I. Fund Class III Common Stock
Merrill Lynch Large Cap Value V.I. Fund Class I Common Stock	Mercury Large Cap Value V.I. Fund Class I Common Stock
Merrill Lynch Large Cap Value V.I. Fund Class II Common Stock	Mercury Large Cap Value V.I. Fund Class II Common Stock
Merrill Lynch Large Cap Value V.I. Fund Class III Common Stock	Mercury Large Cap Value V.I. Fund Class III Common Stock
Merrill Lynch Natural Resources V.I. Fund Class I Common Stock	Mercury Natural Resources V.I. Fund Class I Common Stock
Merrill Lynch Natural Resources V.I. Fund Class II Common Stock	Mercury Natural Resources V.I. Fund Class II Common Stock
Merrill Lynch Natural Resources V.I. Fund Class III Common Stock	Mercury Natural Resources V.I. Fund Class III Common Stock
Merrill Lynch Reserve Assets V.I. Fund Class I Common Stock	Mercury Reserve Assets V.I. Fund Class I Common Stock
Merrill Lynch Reserve Assets V.I. Fund Class II Common Stock	Mercury Reserve Assets V.I. Fund Class II Common Stock
Merrill Lynch Reserve Assets V.I. Fund Class III Common Stock	Mercury Reserve Assets V.I. Fund Class III Common Stock
Merrill Lynch Small Cap Value V.I. Fund Class I Common Stock	Mercury Small Cap Value V.I. Fund Class I Common Stock
Merrill Lynch Small Cap Value V.I. Fund Class II Common Stock	Mercury Small Cap Value V.I. Fund Class II Common Stock
Merrill Lynch Small Cap Value V.I. Fund Class III Common Stock	Mercury Small Cap Value V.I. Fund Class III Common Stock
Merrill Lynch Utilities and Telecommunications V.I. Fund Class I Common Stock	Mercury Lynch Utilities and Telecommunications V.I. Fund Class I Common Stock
Merrill Lynch Utilities and Telecommunications V.I. Fund Class II Common Stock	Mercury Lynch Utilities and Telecommunications V.I. Fund Class II Common Stock
Merrill Lynch Utilities and Telecommunications V.I. Fund Class III Common Stock	Mercury Lynch Utilities and Telecommunications V.I. Fund Class III Common Stock

SECOND:All of the shares of the Corporation’s Common Stock, as renamed, continue to have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in Article V of the Articles of Incorporation of the Corporation.

THIRD:These Articles of Amendment were approved by a majority of the entire Board of Directors of the Corporation and are limited to changes expressly permitted by Section 2‑605 of subtitle 6 of Title 2 of the Maryland General Corporation Law to be made without the affirmative vote of the stockholders of the Corporation.

FOURTH:No other change is intended or effected.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, FAM Variable Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its Vice President and attested by its Secretary on April 5, 2005.

ATTEST /s/ Alice A. Pellegrino Name: Alice A. Pellegrino Title: Secretary	FAM VARIABLE SERIES FUNDS, INC. /s/ Donald C. Burke Name: Donald C. Burke Title: Vice President

THE UNDERSIGNED, Vice President of FAM Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles of Amendment of which this Certificate is made a part, hereby acknowledges the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

/s/ Donald C. Burke Name: Donald C. Burke Title: Vice President